UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  November 9, 2009

Commission File number 333-152959

BLUESTAR FINANCIAL GROUP, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	51-0665952
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

11445 E. Via Linda, Suite 2419, Scottsdale, AZ 85259
(Address of principal executive offices)

480-463-4246
(Issuer’s telephone number)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On November 9, 2009, Board of Directors of the Registrant dismissed The Blackwing Group, LLC, its independent registered public account firm.  On the same date, November 9, 2009, the accounting firm of Sam Kan & Company, was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of The Blackwing Group, LLC and the engagement of Sam Kan & Company as its independent auditor.

On December 22, 2009, the PCAOB revoked the registration of The Blackwing Group, LLC because of violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder in auditing the financial statements of two issuer clients from 2006 to 2008, violations of PCAOB rules and auditing standards, noncooperation with a Board inspection, and noncooperation with a Board investigation.

None of the reports of The Blackwing Group, LLC on the Registrant's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended June 30, 2009 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with The Blackwing Group, LLC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to The Blackwing Group, LLC 's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on November 9, 2009.

The registrant has requested that The Blackwing Group, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K/A.

b) On November 9, 2009, the registrant engaged Sam Kan & Company as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted
Sam Kan & Company regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.   Exhibits
      ---   --------

      16.1  Letter from The Blackwing Group, LLC, dated  February 25, 2010, to the Securities and Exchange
              Commission regarding statements included in this Form 8-K/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Bluestar Financial Group, Inc. (Registrant)
Date: March 1, 2010
	By:	/s/ Richard Papworth
Richard Papworth
Chief Executive Officer